SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         November 19, 2003

CENTRAL VALLEY COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

California	000-31977	77-0539125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Pollasky Avenue, Clovis, California		93612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (559) 298-1775

N/A
(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On November 19, 2003, a Code of Ethics and Conduct for Central Valley Community Bancorp and its wholly owned subsidiary, Central Valley Community Bank was adopted by its Board of Directors.  A copy of the Code of Ethics and Conduct is attached hereto as Exhibit 99.1.

On November 19, 2003, a Policy on Fair Disclosure to Investors for Central Valley Community Bancorp was adopted by its Board of Directors.  A copy of the Policy on Fair Disclosure to Investors is attached hereto as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits

The following exhibits are filed herewith:

99.1         Central Valley Community Bancorp’s Code of Ethics and Conduct.

99.2         Central Valley Community Bancorp’s Policy on Fair Disclosure to Investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 20, 2003	CENTRAL VALLEY COMMUNITY BANCORP

/s/ Daniel J. Doyle
Daniel J. Doyle, President and Chief
Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Central Valley Community Bancorp and its wholly owned subsidiary, Central Valley Community Bank, Code of Ethics and Conduct, adopted November 19, 2003.
99.2	Central Valley Community Bancorp Policy on Fair Disclosure to Investors, adopted November 19, 2003.